The Income Fund of America, Inc.
                            One Market, Steuart Tower
                                   Suite 1800
                         San Francisco, California 94105

                                Mailing address:
                                  P.O. Box 7650
                      San Francisco, California 94120-7650
                              Phone (415) 421 9360


Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $1,387,880
------------------ --------------------------------
------------------ --------------------------------
Class B            $96,494
------------------ --------------------------------
------------------ --------------------------------
Class C            $99,411
------------------ --------------------------------
------------------ --------------------------------
Class F            $31,594
------------------ --------------------------------
------------------ --------------------------------
Total              $1,615,379
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $6,046
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $1,278
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $2,318
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $303
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $72
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $166
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $3,089
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $4,239
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $738
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $2,212
------------------ --------------------------------
------------------ --------------------------------
Total              $20,461
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.7413
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.6040
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.5881
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.7215
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.7160
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.5422
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.5680
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.6595
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.7046
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.5851
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.5910
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.6617
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.7210
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.7770
-------------------- -------------------------------------------

Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            2,109,894
------------------ ----------------------------------
------------------ ----------------------------------
Class B            189,907
------------------ ----------------------------------
------------------ ----------------------------------
Class C            225,523
------------------ ----------------------------------
------------------ ----------------------------------
Class F            58,525
------------------ ----------------------------------
------------------ ----------------------------------
Total              2,583,849
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        11,426
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        3,001
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        5,579
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        606
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        169
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          473
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          8,161
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          10,331
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          1,729
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          3,356
------------------ ----------------------------------
------------------ ----------------------------------
Total              44,831
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $17.10
----------------------- -------------------------
----------------------- -------------------------
Class B                 $17.01
----------------------- -------------------------
----------------------- -------------------------
Class C                 $16.99
----------------------- -------------------------
----------------------- -------------------------
Class F                 $17.08
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $17.08
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $17.05
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $17.06
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $17.06
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $17.08
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $17.05
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $17.01
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $17.07
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $17.09
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $17.10
----------------------- -------------------------